75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Announces Agreement to Acquire Sun Bancorp, Inc. June 30, 2017 OceanFirst Financial Corp. NASDAQ: OCFC NASDAQ: SNBC Exhibit 99.1

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 OceanFirst Financial Corp. CAUTIONARY NOTES ON FORWARD LOOKING STATEMENTS This investor presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction and the recently completed acquisitions of Cape Bancorp, Inc. (“Cape”) and Ocean Shore Holding Co. (“Ocean Shore”) by OceanFirst Financial Corp. (“OceanFirst”); any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “target” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Sun Bancorp, Inc. (“Sun”) assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that OceanFirst or Sun anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in OceanFirst’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in Sun’s Annual Report on Form 10-K, those disclosed in OceanFirst’s and Sun’s respective other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of the proposed transaction and the Cape and Ocean Shore acquisitions may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, OceanFirst’s and Sun’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction and the Cape and Ocean Shore acquisitions; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this investor presentation or in any documents, OceanFirst and Sun claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. 2

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 OceanFirst Financial Corp. ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION Investor presentation is being made in respect of the proposed transaction involving OceanFirst and Sun. In connection with the proposed transaction, OceanFirst intends to file a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, the respective investors and shareholders of OceanFirst and Sun are urged to carefully read the entire joint proxy statement/prospectus when it becomes available and any other relevant documents filed by either company with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst, Sun and the proposed transaction. Investors and security holders are also urged to carefully review and consider each of OceanFirst’s and Sun’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. When available, copies of the joint proxy statement/prospectus will be mailed to the respective shareholders of OceanFirst and Sun. When available, copies of the joint proxy statement/prospectus also may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to OceanFirst Financial Corp., 975 Hooper Avenue, Toms River, New Jersey 08753, Attn: Christopher D. Maher. PARTICIPANTS IN THE SOLICITATION OceanFirst, Sun and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of OceanFirst’s and Sun’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of OceanFirst and their ownership of OceanFirst common stock is set forth in the proxy statement for OceanFirst’s 2017 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 26, 2017. Information about the directors and executive officers of Sun and their ownership of Sun’s common stock is set forth in the proxy statement for Sun’s 2017 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on May 30, 2017. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of OceanFirst’s and Sun’s shareholders in connection with the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Once available, free copies of the joint proxy statement/prospectus may be obtained as described above. NO OFFER OR SOLICITATION This investor presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 3

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Transaction Highlights 4 Strategically Compelling Financially Attractive Low Risk • In-market acquisition realizes further synergies in OceanFirst’s current New Jersey footprint with significant cost savings potential • Strengthens and expands franchise into new, more demographically attractive central New Jersey, Philadelphia and New York City metro markets • Enhanced scale enlarges OceanFirst’s commercial banking business to $3.1B in total loans1 • Valuable core deposit franchise in Sun with 23% non-interest bearing deposits and ~40bps cost of deposits1 • Ranks among the best in its operating area • Sun’s excess liquidity provides OceanFirst with funding to enable organic growth • >$1 Billion pro forma market capitalization enhances trading liquidity and future acquisition capacity Unique in-market opportunity to further improve deposit market share as well as the scale and maturity of OceanFirst’s commercial banking business • Attractive financial metrics and disciplined pricing • 3.6% accretive to 2019 estimate earnings (first full year of combined operations and cost savings) • Earnings accretion is in addition to the double-digit accretion projected for combined OceanShore and Cape acquisitions • Manageable earnback of 3.5 years using crossover method2 and 2.3 years using the simple method3 • Clearly identified cost savings potential of 53% • 15 Sun branches within a 3-mile radius of an OceanFirst branch • Sun has undergone a major restructuring since 2014; has resulted in a significantly “de-risked” institution • In-market nature of acquisition lowers execution risk • Leverages OceanFirst’s significant integration expertise • Successfully closed and integrated three acquisitions since 2015 Potential for Significant Value Creation • Increased operating leverage leads to strong pro forma profitability metrics4 vs. peers and creates valuation upside • Targeted return on average assets of ~1.20% and return on average tangible common equity of ~13.5% • Pro forma company projected Price / 2018E earnings of 14.2x compared to peer median earnings of 16.7x • Pro forma franchise ranks among best in the country in terms of efficiency and operating return metrics 1 As of and for the quarter ended March 31, 2017. Commercial banking loans include CRE, multifamily and C&I loans. 2 Calculated as the time period at which the OceanFirst pro forma tangible book value per share equals OceanFirst’s projected stand-alone tangible book value per share. 3 Simple TBV earnback calculation is computed as the tangible book value dilution estimated at closing divided by the first full year of pro forma EPS accretion. 4 Profitability metrics reflect an illustrative 2018 fully phased in earnings estimate which excludes deal charges and assumes 100% phase-in of cost savings.

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Transaction Summary 5 Transaction Consideration Valuation Multiples Board Seats Closing • $487 million in aggregate consideration1&2 • Cash consideration of approximately $72.5 million • 15.1 million OCFC common shares valued at approximately $412.4 million1 • Subject to election feature, deal to close at approximately 85% stock / 15% cash • Equates to $25.27 per share of Sun common stock ($3.78 in cash and 0.7884 OCFC shares for each SNBC share) Key Transaction Assumptions • 169% of Sun’s March 31, 2017 tangible book value per share • 156% of Sun’s tangible book value per share including partial reversal of DTA valuation allowance • 47.2x 2018 estimated EPS3 • 14.5x 2018 EPS assuming fully phased-in cost savings • Core deposit premium of 12.7%4 • One-time pre-tax transaction and integration expenses of $46 million • Cost savings estimated at 53% of Sun’s non-interest expense base • Potential for consolidation of 15 branches • Cost saves phased in 65% in 2018, and 100% thereafter • Core deposit intangible (CDI) of 1.50% • Gross credit mark of 1.20% • Estimated net fair value of all purchase accounting marks (excluding CDI and DTA reversal) of $(313) thousand • With the DTA reversal, estimated net fair value mark of $23 million • Two board seats for current Sun directors • Early Q1 2018; required systems conversion expected Q2 2018 • Subject to required regulatory approvals, approval by OceanFirst and Sun shareholders and other customary closing conditions Capital • Remain well-capitalized under regulatory guidelines • Pro forma bank leverage ratio estimated to be in excess of 8.0% Note: Sun shareholders will have the right to elect to receive cash or stock, subject to allocation and proration provisions in the merger agreement. 1 Based on OceanFirst common stock price of $27.26 as of June 29, 2017. 2 Based on 19,060,593 shares of Sun common stock outstanding, 127,808 Sun unvested restricted stock units, and 556,694 Sun options with a weighted average strike price of $22.03. 3 Sun 2018 estimated net income based on median research analyst estimates. 4 Core deposits defined as total deposits less JUMBO time deposits.

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 96% Pro Forma Franchise3  Total Assets: > $7.5B  Gross Loans: > $5.5B  Total Deposits: > $6.0B  Deposits / Branches4: > $94M  ROAA: ~1.20%  ROATCE: ~13.5%  Efficiency Ratio: ~50%  Operating Leverage: ~2.00x  Market Cap: ~$1.3B Building a Community Bank of Scale 6 Source: SNL Financial. Note: Core deposits defined as all deposits less JUMBO time deposits. 1 Pro forma Sun data is estimated as of March 31, 2017 excluding purchase accounting adjustments. 2 OceanFirst “today” operating leverage reflects 2018 research estimates for comparison to pro forma Sun operating leverage, which reflects estimated full year 2018 with fully phased in cost savings and excluding merger charges. 3 Pro forma franchise data is estimated as of acquisition closing; Profitability data is estimated for full year 2018 with fully phased in cost savings excluding merger charges. 4 Includes OceanFirst scheduled mid-July branch closures and projected closures from Sun acquisition. Acquisition History Total Assets1 ($B) Core Deposits1 ($B) New Jersey Pennsylvania Ocean Shore Holding Co. November 2016 Acquisition P/TBV: 130% Cape Bancorp May 2016 Acquisition P/TBV: 140% Sun Bancorp Announced June 2017 Acquisition P/TBV: 169% Colonial American Bank July 2015 Acquisition P/TBV: 115% OceanFirst New York Trenton Philadelphia New York Atlantic City Core Dep. (%) Branch Loan Office OceanFirst Today OceanFirst Pro Forma Sun Mkt. Cap ~$0.4B ~$1.3B Op. Lev2 1.58x ~2.00x ~$0.9B 1.89x 2015 Today PF Sun OceanFirst Today OceanFirst Pro Forma Sun 94% 94% 94% 89% 92% Cost of Dep 0.23% 0.30% 0.26% 2015 Today PF Sun At Announcement: At Announcement:

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102  30+ year franchise  One of the largest independent community banks in New Jersey  Valuable core deposit base  Major restructuring in 2014 and recapitalization has simplified business model, vastly improved asset quality and reduced outsized expenses leading to a return to profitability  Well capitalized and liquid balance sheet • Cash and Securities / Assets1 of 19.9%  Excellent asset quality • NPAs / Total Assets2 of 0.18% • NCO’s / Avg. Loans1 of (0.04)% Overview of Sun Bancorp Inc. 7 Branch Map Company Highlights Financial Highlights1 Total Assets ($M) $2,256 ROAA 0.26% Gross Loans ($M) $1,610 ROATCE 2.01% Total Deposits ($M) $1,734 NIM 2.93% TCE / TA 12.8% Yield on Loans 3.92% Cash & Securities / Total Assets 19.9% Cost of Deposits 0.39% NPAs / Total Assets2 0.18% Efficiency Ratio 88% Source: SNL Financial. 1 As of or for the quarter ended March 31, 2017. 2 NPAs defined as nonaccrual loans and leases and real estate owned, excluding renegotiated loans and leases, as of March 31, 2017. SNBC has 15 branches within 3 miles of an OCFC branch - OCFC Branches - SNBC Branches - Loan Office

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Efficiency • Enhance operating leverage • Rationalize Southern New Jersey presence through further cost savings  Pro forma efficiency ratio of ~50%3  Increases operating leverage to ~2.00x3 Loan Growth • Conservative risk management • Prudently grow commercial loan portfolio  Sun NPAs / assets of 0.18%2  Pro forma commercial loans of $3.1 billion3  Pro forma targeted efficiency ratio of ~50%1  Increases operating leverage to ~2.00x1 Market Expansion • Targeted expansion into demographically-attractive neighboring geographies  Adds branches in 5 contiguous counties Core Funding • Maintain strong core deposit franchise while continuing to grow deposit base  Pro forma cost of deposits of 0.30% and >$5 billion in core deposits Sun Acquisition Achieves Several 2017 Priorities for OceanFirst 8 Note: Financial data as of or for the quarter ended March 31, 2017 unless otherwise noted. 1 Reflect an illustrative 2018 fully phased-in earnings estimate which excludes deal charges and assumes 100% phase-in of cost savings. 2 NPAs defined as nonaccrual loans and leases and real estate owned, excluding renegotiated loans and leases. 3 Commercial loans includes CRE, multifamily and C&I loans.

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Central New Jersey3 2016 2016 2016 2016 Deposits Share Rank Institution Branches ($000) (%) 1 PNC Financial Services Group Inc. 89 13,511,888 15.61 2 Wells Fargo & Co. 97 12,100,976 13.98 3 Bank of America Corp. 78 11,756,169 13.58 4 Toronto-Dominion Bank 60 8,767,057 10.13 5 Banco Santander SA 73 5,854,423 6.76 6 Investors Bancorp Inc. 44 4,442,320 5.13 7 JPMorgan Chase & Co. 56 4,351,897 5.03 8 M&T Bank Corp. 28 3,573,423 4.13 9 Provident Financial Services Inc. 33 2,639,888 3.05 Pro Forma Company 42 2,615,062 3.02 10 Capital One Financial Corp. 6 2,168,890 2.51 11 OceanFirst Financial Corp. 28 2,013,616 2.33 21 Sun Bancorp Inc. 14 601,446 0.69 Total For Institutions In Market 848 86,547,637 Southern New Jersey2 2016 20 6 2016 2016 Deposits Share Rank Institution Branches ($000) (%) 1 Toronto-Dominion Bank 68 9,981,961 26.25 2 Wells Fargo & Co. 43 3,701,103 9.73 3 PNC Financial Services Group Inc. 51 3,490,668 9.18 Pro Forma Company 40 3,084,616 8.11 4 Bank of America Corp. 44 2,847,926 7.49 5 BB&T Corp. 30 2,341,733 6.16 6 OceanFirst Financial Corp. 23 2,026,079 5.33 7 Fulton Financial Co p. 34 1,556,283 4.09 8 Beneficial Bancorp Inc. 23 1,276,332 3.36 9 Investors Bancorp Inc. 15 1,187,458 3.12 10 Sun Bancorp Inc. 17 1,058,537 2.78 Total For Institutions In Market 494 38,024,993 Combined Counties of Operation 2016 2016 2016 2016 Deposits Share Rank Institution Branches ($000) (%) 1 Toronto-Dominion Bank 143 21,625,313 15.37 2 PNC Financial Services Group 169 19,242,830 13.68 3 Wells Fargo & Co. 157 17,539,013 12.47 4 Bank of America Corp. 40 17,451,080 12.40 5 Banco Santander 82 6,219,824 4.42 6 Investors Bancorp Inc 64 6,144,176 4.37 Pro Forma Company 3 5,781,456 4.11 7 JPMorgan Chase & Co. 71 5,241,3 3.73 8 M&T Bank Corp. 36 4,490,4 5 3.19 9 OceanFirst Financial Corp. 51 4,039,695 2.87 10 Provident Financial S rvices 40 3,054,344 2.17 16 Sun Bancorp Inc. 32 1,741,761 1.24 Total For Institutions In Market 1,501 140,680,106 In-Market Opportunity That Improves Deposit Share 9 Pro Forma New Jersey Deposit Share – New Jersey Headquartered Banks1 Source: SNL Financial. Note: Deposit information as of June 30, 2016 for deposit information by region and excludes non-retail deposits. *Deposits / branch information reflects most recent quarter for deposit amount. **OceanFirst shown with current branch count (51) and pro forma branch count post mid-July closures (46). ***Pro forma with Sun statistic shown with OceanFirst pro forma branch count post mid-July closures (46) and including projected Sun branch closures. 1 Excludes financial institutions headquartered outside of New Jersey. 2 Southern New Jersey includes Atlantic, Burlington, Camden, Cape May, Cumberland, Gloucester and Salem counties. 3 Central New Jersey includes Mercer, Middlesex, Monmouth and Ocean counties. Enhanced Presence in Key Geographies Deposits ($B) Pro Forma Company Market Share (%) $54M Deposits / Branch ($M)* $153M $99M $68M $172M $85M $80M $82M / $91M** $94M*** $76M $82M $99M

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Median Household Income ($) Population SNBC Deposit Share Rank OCFC Deposit Share Rank Pro Forma Deposit Share Rank 1 Hunterdon, NJ 112,337 124,962 14 - 14 2 Somerset, NJ 106,919 335,954 26 - 26 3 Morris, NJ 105,146 500,642 - - - 4 Monmouth, NJ 92,229 628,440 16 14 9 5 Bergen, NJ 88,821 947,782 - - - 6 Sussex, NJ 88,343 142,003 - - - 7 Middlesex, NJ 84,008 848,721 31 35 24 8 Burlington, NJ 83,858 450,148 8 - 8 9 Gloucester, NJ 82,929 292,441 11 19 10 10 Mercer, NJ 76,922 372,157 17 - 17 11 Warren, NJ 74,304 106,646 - - - 12 Union, NJ 72,505 560,982 - - - 13 Ocean, NJ 67,134 592,741 15 4 4 14 Camden, NJ 65,987 510,306 12 - 12 15 Passaic, NJ 63,674 513,394 - - - 16 Salem, NJ 63,572 63,515 - - - 17 Hudson, NJ 62,864 684,336 - - - 18 Cape May, NJ 61,679 93,919 - 2 2 19 Essex, NJ 58,124 801,817 - - - 20 Atlantic, NJ 57,956 273,315 7 2 1 21 Cumberland, NJ 48,479 154,967 8 1 1 Extends Access to More Robust Markets 10 Source: SNL Financial. Note: Deposit information as of June 30, 2016. 1 Denotes a county where only SNBC operates Denotes a county where both SNBC and OCFC operate 2 3 4 5 30 million people, or approx. 10% of the total U.S. population, reside within a 2-hour drive 1 2 3 4 5 - OCFC Branch - SNBC Branch - Loan Office Adds branches to areas currently served only by OCFC commercial lenders

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Number of Businesses SNBC Deposit Share Rank OCFC Deposit Share Rank Pro Forma Deposit Share Rank 1 Bergen, NJ 48,278 - - - 2 Essex, NJ 35,415 - - - 3 Middlesex, NJ 32,674 31 35 24 4 Monmouth, NJ 31,100 16 14 9 5 Morris, NJ 28,093 - - - 6 Hudson, NJ 22,873 - - - 7 Union, NJ 22,814 - - - 8 Ocean, NJ 22,469 15 4 4 9 Passaic, NJ 21,701 - - - 10 Camden, NJ 20,842 12 - 12 11 Burlington, NJ 18,345 8 - 8 12 Mercer, NJ 16,399 17 - 17 13 Somerset, NJ 15,120 26 - 26 14 Atlantic, NJ 12,008 7 2 1 15 Gloucester, NJ 10,707 11 19 10 16 Hunterdon, NJ 7,697 14 - 14 17 Sussex, NJ 7,139 - - - 18 Cape May, NJ 6,742 - 2 2 19 Cumberland, NJ 5,344 8 1 1 20 Warren, NJ 4,892 - - - 21 Salem, NJ 2,499 - - - Philadelphia MSA 232,537 27 87 27 NYC MSA 810,883 88 50 44 Improved Coverage of Major Business Centers 11 Sun’s footprint brings the pro forma franchise closer to business centers such as the Philadelphia and New York City MSAs - OCFC Branch - SNBC Branch - Loan Office Source: SNL Financial. Note: Deposit information as of June 30, 2016.

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Market Deposits($B) A Larger Presence with a Strong Core Deposit Franchise 12 Source: SNL Financial. Note: Northern New Jersey includes Bergen, Essex, Hudson, Hunterdon, Morris, Passaic, Somerset, Sussex, Union and Warren counties. 1 Total market deposits aggregated by county. Deposit data as of June 30, 2016. 2 As of or for the quarter ended March 31, 2017. Median value shown for all public and private banks and thrifts headquartered within the corresponding geographic region. Cost of Deposits2 (%) Noninterest Bearing Deposits2 (%) Total Market Deposits1 Better Better $0 - $1.0 $1.0 - $5.0 $5.0 - $10.0 $10.0 - $20.0 + $20.0 - OCFC Branch - SNBC Branch - Loan Office

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 13 Impressive Combined Distribution Capabilities Deposit Concentration Loan Concentration OCFC SNBC Least Concentrated Most Concentrated Least Concentrated Most Concentrated

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Deposit Composition Sun has maintained a strong core deposit franchise while lowering its cost of deposits Loan Composition Sun has reconstituted its loan portfolio to become a more commercially focused lender Sun’s Loan and Deposit Transformation is Additive to OceanFirst 14 Source: SNL Financial. Note: Numbers may not sum to 100% due to rounding. ¹ Reflects financial information set forth on Form 10-K and Call Report as of and for the year ended December 31, 2012. 2 Reflects financial information set forth on Form 10-Q and Call Report as of and for the quarter ended March 31, 2017. 3 Reflects financial information set forth on Form 10-Q as of and for the quarter ended March 31, 2017. 4 Excludes purchase accounting adjustments; Pro forma CRE concentration defined as (Multifamily + Non-owner Occupied CRE + C&D) / Total Risk Based Capital. Pro Forma CRE Concentration: ~315%

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Loan Composition Prudently growing portfolio while focusing on expanding commercial banking operations Deposit Composition OceanFirst has gained scale through organic and acquisitive growth while maintaining a strong core deposit franchise Follows Proven Acquisition Formula 15 Pro Forma CRE Concentration: ~315% Source: SNL Financial. Note: Numbers may not sum to 100% due to rounding. ¹ Reflects financial information set forth on Form 10-Q as of and for the quarter ended March 31, 2016. 2 Reflects financial information set forth on Form 10-Q as of and for the quarter ended June 30, 2016. 3 Reflects financial information set forth on Form 10-Q as of and for the quarter ended March 31, 2017. 4 Excludes purchase accounting adjustments; Pro forma CRE concentration defined as (Multifamily + Non-owner Occupied CRE + C&D) / Total Risk Based Capital.

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 16 Transaction Assumptions Credit Mark • Gross loan credit mark of 1.2% (approximately $19 million or 1.2x current reserves) Deferred Tax Asset • Tax advisors completed thorough analysis on Sun’s deferred tax asset • Realizable DTA of $74.2 million per Section 382, assuming a 35% tax rate • $24 million valuation allowance reversal capacity per Section 382 • DTA earnback of approximately 4 years assuming a 15% tax rate Other Adjustments • Core deposit intangible of 1.5% assumed on non-time deposits, amortized sum-of-years’- digits over 10 years • Other fair value adjustments of $23 million • Without DTA adjustment, net fair value marks total $(313) thousand Cost Savings • 53% of Sun’s most recent quarter annualized non-interest expense base • 65% realized in 2018, 100% annually thereafter Revenue Enhancements • Identified revenue opportunities, but none assumed in financial model Mergers & Integration Costs • Expected to be approximately $46 million pre-tax

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 17 OceanFirst Has a Proven History of Expense Reduction Significant market overlap and back office redundancy with Sun result in considerable cost savings potential • Reducing 61 branches to 46 by mid-2017 (partially includes Ocean Shore branches) • Residential reductions funded commercial expansion Core OceanFirst • Estimated Savings: 35% • Deposit Retention: ~93% Colonial American Bank  Savings Achieved • Estimated Savings: 33% • Deposit Retention: ~98% Cape Bancorp  Savings Achieved • Estimated Savings: 53% • Deposit Retention: ~100% Ocean Shore Holding Co.  Savings On Target June 30, 2017 Realization Estimated Savings: 53% Note: Deposit retention data as of May 31, 2017. Sun Bancorp

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 18 Transaction Financials 1 Sun 2018 estimated net income based on median research analyst estimates. 2 Sun 2018 estimated EPS reflects median research analyst estimates with fully 100% phased-in cost savings and excluding deal charges. 3 Calculated as the time period at which the OceanFirst pro forma tangible book value per share equals OceanFirst’s projected stand-alone tangible book value per share. 4 Simple TBV earnback calculation is computed as the tangible book value dilution estimated at closing divided by the first full year of pro forma EPS accretion. Transaction Multiples Price / Sun’s TBV per share Price / TBV per share including partial reversal of DTA valuation allowance Price / Sun’s 2018E EPS1 Price / Sun’s 2018E EPS w/ Cost Savings2 169.2% 156.2% 47.2x 14.5x Financial Impact 2019E EPS Accretion (in addition to double digit accretion from Cape an Ocean Shore acquisitions) IRR Tangible Book Value Dilution TBV Earnback Period (Crossover)3 TBV Earnback Period (Simple)4 3.6% ~16% 1.2% 3.5 years 2.3 years Capital Ratios TCE / TA - Consolidated Total Risk Based Capital Ratio - Consolidated Tier 1 Leverage – Bank OceanFirst As of March 31, 2017 8.4% 14.0% 8.9% Pro Forma Est. Close December 31, 2017 8.9% 12.1% 8.4%

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Balance Sheet As of December 31, 2015 Most Recent Quarter Pro Forma @ Closing Most Recent Quarter Total Assets ($B) $2.6 $5.2 $7.7 $7.1 Total Deposits ($B) $1.9 $4.2 $6.2 $5.8 Total Deposits / Branches 2 ($M) $72 $82 / $91 $94 $84 Profitability Ratios (Annualized) For the Quarter Ended December 31, 2015 Est. 2018 Est. 2018 Fully Phased 3 Most Recent Quarter ROAA 0.81% 1.12% ~ 1.2% 1.08% ROATCE 8.9% 13.0% ~ 13.5% 13.97% Efficiency Ratio 64.0% 53.0% ~ 50% 59.8% Operating Leverage 1.58x 1.89x ~ 2.00x 1.64x Valuation Price / Tangible Book 147% 208% 198% 279% Core Deposit Premium 6.1% 11.7% 11.3% 17.9% Price / 2018 EPS 4 14.6 x 14.6 x 14.2 x 16.7 x OceanFirst - Current OceanFirst & Sun Bancorp Peer Median 1OceanFirst - 2015 (Pre CBNJ+OSHC) 19 Significant Upside Potential Source: SNL Financial, Bloomberg. Market data as of June 29, 2017. Earnings estimates reflect median research analyst estimates unless otherwise noted. Note: OceanFirst’s Price / TBV, Price / 2018E EPS based on stock price of $27.26 as of June 29, 2017. Projected Sun Bancorp transaction close at December 31, 2017. 1 Peers include bank & thrifts headquartered in the Mid-Atlantic with total assets between $5B and $10B and most recent quarter ROAA > 1.0%. 2 OceanFirst current deposits / branches shown using current branch count (51) and using pro forma branch count post mid-July closures (46). OceanFirst & Sun statistic shown with OceanFirst pro forma branch count post mid-July closures (46) and including projected Sun branch closures. 3 Pro forma profitability metrics reflect an illustrative 2018 fully phased-in earnings estimate which excludes deal charges and assumes 100% phase-in of cost saves. 4 OceanFirst 2015 Price / 2018 EPS shown as price to median 2016 estimated EPS as of December 31, 2015.

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Company Info Financial Data (2017 Q1) Market Data Efficiency Ratio Total Assets ROATCE ROAA Market Cap P/ TBV P/ 2018 EPS Institution State (%) ($B) (%) (%) ($B) (%) (x) 1 BofI Holding, Inc. - BOFI CA 31.7 8.7 21.2 1.94 1.5 190.5 9.9 2 Home BancShares, Inc. - HOMB AR 36.9 10.7 19.9 1.84 3.5 359.5 15.6 3 ServisFirst Bancshares, Inc. - SFBS AL 37.0 6.3 17.4 1.43 2.0 368.0 19.2 4 Eagle Bancorp, Inc. - EGBN MD 39.7 7.1 14.5 1.60 2.1 282.4 18.2 5 Capitol Federal Financial, Inc. - CFFN KS 40.2 9.2 6.3 0.77 2.0 141.7 21.0 6 Sterling Bancorp - STL NY 42.4 14.7 14.6 1.11 3.1 283.1 14.0 7 Cathay General Bancorp - CATY CA 43.3 14.2 13.3 1.40 3.0 204.8 14.7 8 Customers Bancorp, Inc. - CUBI PA 43.4 9.9 13.7 1.07 0.9 134.6 10.0 9 CVB Financial Corp. - CVBF CA 44.0 8.6 12.6 1.40 2.4 271.3 19.8 10 FCB Financial Holdings, Inc. - FCB FL 44.4 9.5 16.9 1.70 2.0 210.3 15.2 11 LegacyTexas Financial Group, Inc. - LTXB TX 44.8 8.4 10.1 0.89 1.8 258.1 14.8 12 Great Western Bancorp, Inc. - GWB SD 47.0 11.4 15.2 1.25 2.4 250.3 14.9 13 United Bankshares, Inc. - UBSI WV 47.2 14.8 11.5 1.08 4.2 239.5 17.7 14 Washington Federal, Inc. - WAFD WA 48.4 15.0 9.9 1.13 3.0 174.1 16.4 15 Hope Bancorp, Inc. - HOPE CA 48.8 13.5 10.8 1.11 2.5 182.9 13.0 16 First Financial Bankshares, Inc. - FFIN TX 49.5 6.9 15.1 1.55 2.9 410.0 24.5 17 Westamerica Bancorporation - WABC CA 50.0 5.4 13.7 1.12 1.5 327.5 22.9 Estimated Pro Forma Institution 1 NJ ~50% ~$7.7 ~13.5% ~1.20% ~1.3 198% 14.2x 18 Independent Bank Group, Inc. - IBTX TX 51.6 6.0 15.4 1.07 1.6 271.5 13.9 19 Southside Bancshares, Inc. - SBSI TX 51.8 5.7 14.2 1.07 1.0 235.7 14.9 20 First Merchants Corporation - FRME IN 52.1 7.3 14.5 1.29 1.7 248.5 15.7 21 Cadence Bancorporation - CADE TX 52.4 9.7 14.2 1.08 1.9 211.9 14.4 22 Dime Community Bancshares, Inc. - DCOM NY 52.9 6.1 8.7 0.74 0.7 143.7 13.5 23 S&T Bancorp, Inc. - STBA PA 53.3 7.1 13.3 1.05 1.3 226.4 14.8 24 Enterprise Financial Services Corp - EFSC MO 53.4 5.1 12.9 1.08 1.0 234.2 13.9 25 Pinnacle Financial Partners, Inc. - PNFP TN 53.8 11.7 14.8 1.39 4.8 270.7 15.1 20 Pro Forma Efficiency Ranks Strongly Among National Peer Group Source: SNL Financial. Note: Includes nationwide banks and thrifts with MRQ total assets between $5.0B - $15.0B and excluding mutual holding companies; Financial data is as of or for the quarter ending March 31, 2017 as reported by SNL Financial. 1 Financial data shown projected for FY 2018, reflecting an illustrative 2018 fully phased-in earnings estimate which excludes deal charges and assumes 100% phase-in of cost saves.

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 21 49 133 156 147 205 221 31 73 125 255 204 102 75 172 198 0 128 128 Summary Transaction Merits  Disciplined acquisition pricing and a financially attractive transaction  Improves OceanFirst funding structure  Valuable core deposit franchise in Sun with 23% noninterest bearing deposits1 and ~40 bps cost of deposits1  Will bring OceanFirst closer to more deposit-concentrated areas, but with a much lower deposit base cost versus market competitors  Excess liquidity provides company with the resources to fund stronger organic growth  Market overlap results in considerable cost savings potential, an area where OceanFirst has historically delivered strong results  Modest TBV dilution and manageable earnback period with earnings accretion largely dependent on cost reductions  Extends OceanFirst competitive market presence  Gain additional market share in overlapping Central and Southern New Jersey markets  Enter new, key Central New Jersey counties; including 2 of the most demographically attractive counties in New Jersey  Moves pro forma company closer to major US business hubs (Philadelphia and NYC metro markets)  Bolsters commercial banking franchise  Enhanced scale leads to a more efficient infrastructure and better competitive capabilities in OceanFirst operating markets  Pro forma company financials further support valuation upside vs. peers based on financial performance  Ranks among the best in the nation in terms of operational efficiency through increased operating leverage  Increased scarcity value of pro forma franchise  Larger market capitalization supports company liquidity and future acquisition capacity  OceanFirst’s M&A expertise and in-market nature of deal mitigates execution risks 1 As of or for the quarter ended March 31, 2017.

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 Appendix 22

75 172 198 31 73 125 0 128 128 147 205 221 255 204 102 OceanFirst FY 2015 OceanFirst Research Projected FY 2018 OceanFirst & Sun Projected FY 2018 Efficiency Ratio1 63% ~53% ~50% Deposits / Branch2 ($000s) ~$71M ~$82M / ~$91M ~$94M Operating Expense1 / EOP Assets 2.27% ~2.00% ~1.80% 23 Operating Scale 1 OceanFirst excludes merger related charges. OceanFirst & Sun projected FY 2018 reflect an illustrative 2018 fully phased-in earnings estimate which excludes merger related charges and assumes 100% phase-in of cost saves. 2 OceanFirst current deposits / branches shown using current branch count (51) and using pro forma branch count post mid-July closures (46). OceanFirst & Sun statistic shown with OceanFirst pro forma branch count post mid-July closures (46) and including projected Sun branch closures.